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                              MATRIX VENTURES, INC.
                             2640 Tempe Knoll Drive
                           North Vancouver BC V7N 4K6

December 31, 2005

Mr. Terry Loney
326 Penman Avenue
Garson, Ontario
P3L 1S5

Dear Mr. Loney:

Re:     Wanapitei River Property - Option Agreement dated April 21, 2004
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(the "Agreement")
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Further to our recent discussions,  we hereby confirm our agreement to amend the terms of our Option Agreement dated April 21, 2004 concerning the Wanapitei River property (the "Property") as follows:

1. In consideration of us paying $2,000 to you upon the execution of this amending agreement, we hereby mutually agree that paragraph 3 of the original agreement be deleted in its entirety and replaced with the following clause:

"3.      Grant of Option.
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The Optionor  hereby  grants to the Optionee  the sole and  exclusive  right and option (the "Option") exercisable in accordance with the terms agreed to between the parties, to acquire up to a 100% undivided interest in the Property, free and clear of all liens, charges, encumbrances, security interests and adverse claims. The Optionor shall pay $7,200 to the Optionee of this Agreement (which amount has been paid) and may thereafter at its option incur $115,000 in Expenditures on the Property ($5,000 of which has been incurred) all in accordance with the following schedule in order to earn an undivided 100% ownership interest in the Property:

         a)       $10,000 by December 31, 2006; and

         c)       $100,000 by December 31, 2007.

2.          All funds referred to above are in United States currency.

3.          All remaining terms of the Agreement

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Yours truly,

MATRIX VENTURES, INC.

Per:  /s/ Lori Bolton

LORI BOLTON
President



The above is hereby confirmed and agreed as of the date first above written.

/s/ Terry Loney

Terry Loney